                                                        Exhibit 8, only page

Changes in subsidiaries of Oce N.V. since the listing thereof in Oce Form 20-F for its fiscal year ended November 30, 2001.

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Name of subsidiaries                              Jurisdiction of              Notes
                                                  Incorporation of
                                                  Organisation
-----------------------------------------------------------------------------------------------------------------------
Oce Real Business Solutions B.V.                  The Netherlands              Established February 2001
                                                                               50% participation
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Oce-Industries S.A.                               France                       Name changed into Oce Print Logic
                                                                               Technologies S.A.
                                                                               April 2001
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Espace Graphic S.A.                               France                       Acquired June 2001
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Oce-Finland Oy                                    Finland                      Established August 2001
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Practical Print Solutions Ltd.                    United Kingdom               Acquired November 2001
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Raster Graphics, Inc.                             United States                Acquired November 2001
                                                                               Doing business as Oce Display Graphics
                                                                               Systems, Inc.
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GE Mexico, S.A. de C.V.                           Mexico                       Acquired December 2001
                                                                               Name changed into Oce-Mexico S.A. de
                                                                               C.V. January 2002
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Oce-Mexico Servicios Administrativos,             Mexico                       Established January 2002
S.A. de C.V.
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BG Verwaltungsgesellschaft mbH                    Germany                      Acquired February 2002
                                                                               Name changed into Oce Holding
                                                                               Deutschland Verwaltungs-gesellschaft
                                                                               mbH February 2002
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Oce Holding Deutschland G.m.b.H.                  Germany                      Legal form changed into Oce Holding
                                                                               Deutschland K.G. February 2002
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PrintCity Verwaltungsrat m.b.H.                   Germany                      Established April 2002
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Oce-Deutschland Leasing G.m.b.H.                  Germany                      Name changed into Oce-Deutschland
                                                                               Financial Services G.m.b.H. February
                                                                               2002
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